============================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
October 10, 2006

DHANOA MINERALS LTD.
 (Exact name of registrant as specified in its charter)

NEVADA	333-129864	98-0470528
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1330 Martin Grove Road
Toronto, Ontario
Canada M9W 4X4
 (Address of principal executive offices and Zip Code)

(416) 838-4348
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

============================================================================================

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

On October 10, 2006, we split our shares of common stock on the basis of 5 to 1. Prior to the stock split there were 9,500,000 shares of common stock outstanding. After the stock split there were 47,500,000 shares of common stock outstanding.

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 10, 2006, Balwant Grewal resigned as our president, principal executive officer and member of the board. Mr. Balwant's resignation was not as a result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 10, 2006, Paul Roberts was elected president and principal executive officer by our board of directors. Since December 1999, Mr. Roberts has been president and chief executive officer of Minvest, Inc. located in Oakville, Ontario, Canada. Minvest, Inc. is engaged in the business of providing technical and financial consulting services to the mining and energy industry. From July 2002 to April 2004, Mr. Roberts was president and chief executive officer of Alto Ventures Ltd. located in Mississauga, Ontario, Canada. Alto Ventures Ltd. was engaged in the business of Gold and Diamond exploration. Alto Ventures Ltd. is traded on the TSX Venture Exchange under the symbol "ATV". From July 1997 to November 1999, Mr. Roberts was president and chief executive officer of Arizuma Silver Inc. located in Mississauga, Ontario, Canada. Arizuma Silver is engaged in the business of Silver exploration. Arizuma Silver Inc. is traded on the TSX Venture Exchange under the symbol "ARZS".

ITEM 7.01     REGULATION FD DISCLOSURE

On October 16, 2006, we will be issuing a press release announcing that the Company has appointed Paul Roberts as president and has had a 5:1 forward stock split on October 10, 2006.

ITEM 8.01     OTHER EVENTS

On October 10, 2006, we split our shares of common stock on the basis of 5 to 1. Prior to the stock split there were 9,500,000 shares of common stock outstanding. After the stock split there were 47,500,000 shares of common stock outstanding. Our new trading symbol is DHNA.

On October 10, 2006, we changed our address from #639-250 Wellington Street, Toronto, Ontario, Canada to 1330 Martin Grove Road, Toronto, Ontario, Canada M9W 4X4. Our telephone number remained the same.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of October, 2006.

DHANOA MINERALS LTD.

BY:	PAUL ROBERTS
Paul Roberts, president and principal executive officer